Exhibit 10.18

Advertiser/Agency Insertion Order

Advertiser Information

☐ New Advertiser	☒ Existing Advertiser

☐ New Agency	☐ Existing Agency

Advertiser (or Agency) Name:	Intelius Sales Company, LLC

Address:	500 108th Ave. 25th Floor, Bellevue, WA 98004

Contact Name/Email/Phone Number:	Matt Ditorrice (mditorrice@addresses.com)

Marchex Company or Companies

☐ Enhance Interactive, Inc. ☐ goClick.com, Inc.	☒ Marchex, Inc. ☐ TrafficLeader, Inc.	☒ MDNH, Inc. ☐ IndustryBrains, LLC

Agreement

This Advertiser Insertion Order, together with the Universal Advertising Services Terms and Conditions (located at http://www.marchex.com/aboutus/terms-and-conditions-universal.html), constitute two separate and legally binding and enforceable Advertising Service(s) agreements between the Advertiser set forth above and both Marchex, Inc., and MDNH, Inc., a wholly owned subsidiary of Marchex, Inc. (each referred to herein as “Company”). This Agreement replaces all previous advertising Insertion Orders entered into between the parties relating to the subject matter herein.

Campaign Summary

	Ad Campaigns:	Yellow Pages Searches; White Pages Searches; Text Links; and Area/Zip code lookups as set forth in Exhibit A.

Item 1	Term:	July 1, 2007 (“Effective Date”) through December 31, 2008.

Item 2	Websites from which Advertiser will receive searches (“Websites”):	AreaConnect.com, Yellow.com, 50States.com, Findlinks.com, WhiteYellowPages.com, PhoneNumbers.com, WhitePages.net and ***.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Item 3	Additional Terms:

1. Termination: Advertiser may only terminate ***.

2. Cobranding: Cobranded sites may be utilized as mutually agreed upon by the parties and as further set forth in Exhibit A. When utilizing cobranded sites, searches sent to Advertiser will be displayed on ***. Advertiser shall provide a cobranded version of the Results Pages, which shall incorporate a mutually agreed upon layout and branding. Advertiser is responsible for all production work, hosting and maintenance of the Results Pages.

3. Traffic Attribution: In connection with cobrands as described in Section 2 above, each party shall ***.

4. Payment: Advertiser shall maintain with Marchex, Inc. an initial deposit of ***. Marchex, Inc. will invoice Advertiser for this aforementioned deposit on the Effective Date. Additionally, Advertiser ***.

5. *** Placement. Within *** of the Effective Date, Intelius will be ***.

6. Banner Advertisements: Intelius reserves the right to maintain a rotating banner advertisement of approximately ***.

Within thirty (30) days of terminating this Agreement, Company shall refund to Advertiser the Deposits, less any payments due to Company.

Pricing

	Pricing:	The pricing for each Ad campaign shall be as set forth in Exhibit A. Payment shall be made to Marchex, Inc. for those campaigns in Exhibit A designated as “MCHX” and to MDNH, Inc. for those campaigns designated as “MDNH.” Intelius will be invoiced accordingly to reflect the charges owing to each entity.

Payment

	Method/Plan:	☒ Invoice ☐ Auto Renew Service ☐ Fixed Payment Plan ☐ Pay-As-You-Go

	Terms:	Additional Ad campaign payment provisions, if any, shall be set forth in Exhibit A.

Execution

By executing this Agreement, Advertiser affirms that it fully understands and accepts all applicable terms, policies and conditions of this Agreement, and enters into this Agreement individually with each respective Company, each Company being severally liable for its respective obligations and performance under its respective agreement with Advertiser.

Agreed and accepted:

Authorized Advertiser Representative		Authorized MDNH Representative
Name:	Ed Peterson	Name:	Brendhan Hight
Title:	EVP Sales & Marketing	Title:	President
Signature:	/s/ Ed Peterson	Signature:	/s/ Brendhan Hight

Authorized Advertiser Representative		Authorized Marchex Representative
Name:	Ed Peterson	Name:	Eric Thoreson
Title:	EVP Sales & Marketing	Title:	VP Directory Services
Signature:	/s/ Ed Peterson	Signature:	/s/ Eric Thoreson

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

	TYPE	COMPANY	***	DESCRIPTION	***
Item 4	YP	MCHX	***	YP searches to cobranded Results Pages from Marchex websites	***
	WP	MCHX	***	WP searches to cobranded Results Pages from Marchex websites	***
	Links	MCHX	***	Background-search links to Intelius.com from Whiteyellowpages.com	***
	Links	MCHX	***	Background-search links to Intelius.com from Yellow.com & 50states.com	***
	Area/Zip Code	MCHX	***	Area code and zip code lookups to cobranded Results Pages from Marchex websites	***
	YP	MDNH	***	YP searches to cobranded Results Pages from AreaConnect.com	***
	WP	MDNH	***	WP searches to cobranded Results Pages from AreaConnect.com	***

Item 5	Advertiser will pay Company the rates set forth above based on search numbers provided by *** for each search delivered by each Company. Company agrees ***.

Item 6	***

Item 7	***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

November 30, 2007

Intelius Sales Company, LLC
ATTN: Matt Ditorrice
500 108th Ave. 25th Floor
Bellevue, WA 98004

Dear Matt:

This letter agreement refers to that certain Advertiser Insertion Order entered into by and among Marchex, Inc., a Delaware corporation, having offices at 413 Pine Street, Suite 500, Seattle, WA 98101, MDNH, Inc. a wholly-owned subsidiary of Marchex (together, “Marchex”), and Intelius Sales Company, LLC, a limited liability company (“Intelius”) having offices at 500 108th Ave. 25th Floor Bellevue, WA 98004 and effective as of July 1, 2007 (the “Agreement”). In connection with such Agreement, the parties acknowledge and agree that:

ITEM 8	1. ***

ITEM 9	2. ***

ITEM 10	3. ***

Except as set forth in this letter agreement, all of the terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this letter agreement as of the date first set forth above.

Intelius Sales Company, LLC		Marchex, Inc.

By:	/s/ Ed Peterson	By:	/s/ Eric Thoreson

Name:	Ed Peterson	Name:	Eric Thoreson

Title:	EVP Sales & Marketing	Title:	VP Directory Services

MDNH, Inc.

By:	/s/ Brendhan Hight

Name:	Brendhan Hight

Title:	President

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INTELIUS SALES COMPANY LLC

AMENDMENT

Reference is hereby made to that certain Advertiser Insertion Order entered into as of July 1, 2007 by and among Marchex, Inc., a Delaware corporation, having offices at 413 Pine Street, Suite 500, Seattle, WA 98101, MDNH, Inc. a wholly-owned subsidiary of Marchex (together, “Marchex”), and Intelius Sales Company, LLC, a limited liability company having offices at 500 108th Ave. 25th Floor Bellevue, WA 98004 (“Advertiser”), (as amended on November 30, 2007, the “Agreement”).

This Amendment to the Agreement (“Amendment”) is entered into by and among Marchex and Advertiser and is effective as of February 26, 2008 (“Effective Date”). Any capitalized terms herein, but not defined, shall have the meanings ascribed to them in the Agreement.

Exhibit A to the Agreement shall be amended as follows:

1. The first and sixth rows on the Exhibit A pricing table shall be deleted in their entirety.

ITEM 11	2. The second full paragraph of Exhibit A shall be deleted in its entirety and replaced with the following:

***

Except as set forth in this Amendment, all of the terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the Effective Date.

Intelius Sales Company, LLC		Marchex, Inc.

By:	/s/ Ed Peterson	By:	/s/ Ethan Caldwell

Name:	Ed Peterson	Name:	Ethan Caldwell

Title:	EVP Sales & Marketing	Title:	General Counsel

MDNH, Inc.

By:	/s/ Kurtis Sly

Name:	Kurtis Sly

Title:	Vice President

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INTELIUS SALES COMPANY LLC

AMENDMENT NO. 3

Reference is hereby made to that certain Advertiser Insertion Order entered into as of July 1, 2007 by and among Marchex, Inc., a Delaware corporation, having offices at 413 Pine Street, Suite 500, Seattle, WA 98101, MDNH, Inc. a wholly-owned subsidiary of Marchex (together, “Marchex”), and Intelius Sales Company, LLC, a limited liability company having offices at 500 108th Ave. 25th Floor Bellevue, WA 98004 (“Advertiser”), as amended on November 30, 2007 and on February 26, 2008 (as amended, the “Agreement”).

This Amendment No. 3 to the Agreement (“Amendment”) is entered into by and among Marchex and Advertiser and is effective as of December 31, 2008 (“Amendment Effective Date”). Any capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Agreement.

In connection with the Agreement, the parties acknowledge and agree as follows:

ITEM 12		The Term field of the Agreement shall be deleted in its entirety and replaced with the following:

July 1, 2007 (“Effective Date”) through December 31, 2009.

ITEM 13		Paragraph 5 of the Additional Terms field of the Agreement shall be deleted in its entirety and replaced with the following:

5. Advertiser will pay Marchex *** per White Pages Query. ***

ITEM 14		Exhibit A to the Agreement shall be amended as follows:

	(A)	The first full paragraph of Exhibit A shall be deleted in its entirety and replaced with the following:

Beginning on January 1, 2009, Advertiser will pay Marchex at the rates set forth above for White Pages Queries, Links and Area/Zip Code and below for Yellow Page Queries based on calculations provided by *** for each search (or click through, as the case may be) ***, and *** tracking and reporting shall control calculation of the Advertiser payment obligations hereunder; ***.

	(B)	The second full paragraph of Exhibit A (as previously amended) shall be deleted in its entirety and replaced with the following:

Advertiser will pay for each Yellow Page Query it accepts at the rate of *** up to *** per month and at the rate of *** thereafter. The maximum monthly cap for Yellow Pages Queries will be ***.

	(C)	The third full paragraph of Exhibit A shall be deleted in its entirety and replaced with the following:

***

ITEM 15		The following definitions shall apply to the Agreement:

***

***

***

***

***

***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the Amendment Effective Date.

INTELIUS SALES COMPANY LLC		MARCHEX, INC.

By:	/s/ Ed Peterson	By:	/s/ Travis Fairchild

Name:	Ed Peterson	Name:	Travis Fairchild

Title:	EVP Sales & Marketing	Title:	VP Publishing

MDNH, INC.

By:	/s/ Brendhan Hight

Name:	Brendhan Hight

Title:	President